EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of James River Holding Corp. (the “Company”), on Form 10-Q/A for the quarter ended September 30, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, J. Barry Watts, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

James River Holding Corp.

Dated: November 15, 2013	By:	/s/ J. Barry Watts
J. Barry Watts
Principal Accounting Officer